Exhibit 10.28

THIRD AMENDMENT TO SRA

This THIRD AMENDMENT TO SRA (this “THIRD AMENDMENT”) is made and entered into effective as of September 14, 2022 (“THIRD AMENDMENT EFFECTIVE DATE”) by and between Yale University, a nonprofit corporation organized and existing under and by virtue of a charter granted by the general assembly of the Colony and State of Connecticut (“YALE”), and NextCure, Inc., a corporation organized and existing under the laws of the State of Delaware (“NEXTCURE”).  YALE and NEXTCURE are each referred to herein, individually, as a “Party” and, collectively, as the “Parties.”

WHEREAS, the Parties entered into that certain Corporate Sponsored Research Agreement effective as of December 29, 2015 (the “SRA”);

WHEREAS, the Parties previously amended the SRA by that certain Amendment to License Agreement and SRA effective as of January 31, 2020 and further by that certain Second Amendment to License Agreement and SRA effective as of October 20, 2021 (collectively, the “PRIOR AMENDMENTS”); and

WHEREAS, the Parties now desire to amend further the SRA as more particularly set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants set forth in this THIRD AMENDMENT, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions and Phrases.

1.1Capitalized terms used, but not defined, in this THIRD AMENDMENT shall have the respective meanings ascribed to such terms in the SRA.
1.2Any reference to “the Agreement” or “this Agreement” or “the SRA” in this THIRD AMENDMENT shall mean the SRA (or any specifically referenced part or section thereof) in such form it was already collectively amended by the PRIOR AMENDMENTS.

2.Amendment to Section 10(a) of the SRA.  Section 10(a) of the SRA is hereby amended by changing the reference to “December 31, 2020” to “March 31, 2023,” with the intent and result that the term of the SRA is extended by fifteen months.  The Parties hereby agree and stipulate that the SRA remains, and has remained, in and full force in effect during the period from the EFFECTIVE DATE until March 31, 2023.

3.Amendment to the RESEARCH of the SRA.

3.1.Exhibit A of the SRA is hereby amended to add certain additional research program activities as fully described and set forth in the Attachment 1, titled “Exhibit A Supplement” and attached hereto and hereby incorporated by reference, to the RESEARCH by appending Attachment A to the end of the version of Exhibit A in effect immediately prior to the THIRD AMENDMENT EFFECTIVE DATE.  The Parties hereby agree and stipulate that the budget for all such activities described in the Attachment 1 have already been fully funded by payments previously made by NEXTCURE to YALE, and that no further payments are due from NEXTCURE.

4.Acknowledgement.  Except as expressly provided herein, no other terms or provisions of the SRA are modified or changed by this THIRD AMENDMENT and its terms and provisions shall continue in full force and effect.    Furthermore, pursuant to SRA Section 8(e) YALE shall promptly disclose to NEXTCURE any such invention disclosures in existence prior to the signing date of this THIRD AMENDMENT.

5.Counterparts; Facsimile Signatures.  This THIRD AMENDMENT may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This THIRD AMENDMENT may be executed by facsimile or electronic transmission signatures (including .pdf copies of wet signed copies or .pdf copies bearing electronic signatures affixed by DocuSign or similar common commercially available e-signature platforms).

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDMENT as of the THIRD AMENDMENT EFFECTIVE DATE.

YALE UNIVERSITYNEXTCURE, INC.

By: /s/ Patricia Ingellis  By: /s/ Michael Richman

Name:Patricia IngellisName:Michael Richman

Title:Contract ManagerTitle: Chief Executive Officer

Office of Sponsored Projects

Read and acknowledged by

 /s/ Lieping Chen _____       10/27/2022

Lieping Chen, Principal Investigator   Date

[Signature Page to Third Amendment to SRA]